HALLMARK EQUITY SERIES TRUST

Supplement dated August 4, 2005

to Statement of Additional Information Dated July 26, 2005

The biographical information table in the section “Management of the Trust” is hereby deleted and replaced with the following:

Name, Address, Age	Positions With the Funds	Term of Office** and Length of Service	Principal Occupations during the Last Five Years and Other Directorships

Interested Trustee

Bruce R. Bent†* Age: 68 Hallmark Funds 1250 Broadway New York, NY 10001	Chairman, President, Treasurer, Chief Financial Officer and Trustee	Trustee since inception Chairman since 2000 President, Treasurer and Chief Financial Officer since 2005

President of Reserve Management Company, Inc. (“RMCI”), Director and Chairman/Chief Executive Officer of Reserve Management Corporation (“RMC”) and Chairman and Director of Resrv Partners, Inc. (“RESRV”) since 2000; Chairman and Director of Reserve International Liquidity Fund Ltd. since 1990. Co-founder of The Reserve Fund (“RF”) in 1970; officer thereof since 1970

Independent Trustees

Edwin Ehlert, Jr. Age: 74 2517 Highway #35, Bldg. J Manasquan, NJ 08736		Trustee Since inception	Retired. President, Premier Resources, Inc. (meeting management firm) since 1987.

William J. Montgoris Age: 58 286 Gregory Road Franklin Lakes, NJ 07417		Trustee Since 1999	Retired since 1999; Chief Operating Officer of The Bear Stearns Companies, Inc. from 1979 to 1999; Director of Stage Stores, Inc. (retailing) since 2004.

Officers Who Are Not Trustees

Bruce R. Bent II† Age: 39 Hallmark Funds 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer		Senior Vice President, Secretary and Assistant Treasurer of RMCI, Senior Vice President, Secretary and Assistant Treasurer of RMC, and Secretary, Assistant Treasurer and Director of

RESRV since 2000; Vice President of RMC, RMCI and RESRV from 1992 to 2000; Former Trustee of Trusts in the Reserve/Hallmark fund complex.

Arthur T. Bent III† Age: 37 Hallmark Funds 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary

Chief Operating Officer, Treasurer, Senior Vice President and Assistant Secretary of RMCI; President, Treasurer and Assistant Secretary of RMC; Treasurer, Assistant Secretary and Director of RESRV since 2000; Vice President RMC, RMCI and RESRV from 1997 to 2000.

Daniel F. Barry Age: 58 Hallmark Funds 1250 Broadway New York, NY 10001	Controller

Vice President, Fund Accounting and Administration Services, The Bank of New York, from 2000 to 2004; Senior Vice President and member of the Board of Trustees, Daiwa Securities Trust Company from 1990 to 2000.

Amy W. Bizar Age: 59 Hallmark Funds 1250 Broadway New York, NY 10001	Secretary	Vice President and Senior Counsel, Banking and Regulatory Affairs, GE Consumer Finance - Americas, from 1998 to 2003.

*  Mr. Bruce Bent is an “interested person” of the Funds as defined in Section 2(a) (19) of the Investment Company Act due to his positions with RMC, RMCI and RESRV.

**  Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified.   A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the non-interested Trustees. Trustees need not be Shareholders. Officers hold their positions with the Trust until a successor has been duly elected and qualified.

† Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.